UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report: January 8, 2007
(Date of earliest event reported)
CHEMOKINE THERAPEUTICS CORP.
(Exact name of Registrant as specified in its charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 822-0301
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
     On January 1, 2007, Chemokine Therapeutics Corp. (the “Company”), Chemokine Therapeutics (B.C.) Corp. (“CTBCC”) and Globe Laboratories Inc. (“Globe”) entered into a definitive agreement wherein CTBCC, a wholly-owned subsidiary of the Company, agreed to purchase certain assets from Globe for consideration of CD$375,935 based on the fair market value of these assets as determined by an independent appraisal, and to cease future research and development services by Globe to the Company under the Development Agreement entered into by them on January 1, 2003 . Globe is controlled by Dr. Hassan Salari and his family. Dr. Salari is also the Chief Executive Officer, President and a Director of the Company and CTBCC. The Company did not incur any early termination obligations by terminating its research and development relationship with Globe under the January 1, 2003, Development Agreement.
     The foregoing description is qualified in its entirety by the January 1, 2007, agreement referenced above and attached hereto as Exhibit 10.1 and the Development Agreement attached as Exhibit 10.2 to the Company’s Form SB-2 Registration Statement filed on August 2, 2004, which is incorporated herein by reference.
Item 1.02 — Termination of a Material Definitive Agreement.
     See Item 1.01 above.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On January 1, 2007, the Company, CTBCC and Globe entered a definitive agreement which provided for Globe’s assignment of a partial sublease described in the Sub-Lease between Discovery Parks Trust and Globe dated June 23, 2000 and Extension and Amendment of Sub-Lease between Discovery Parks Trust and Globe dated December 13, 2006, covering certain premises located at the Gerald McGavin Building at 2386 East Mall University, University of British Columbia, Vancouver, British Columbia (attached hereto respectively as Exhibit 10.2 and Exhibit 10.3) to the Company. Pursuant to the terms of the Sub-Lease, the Extension and Amendment of Sublease and the Partial Assignment of Sub-Lease from Globe Laboratories Inc. to Chemokine Therapeutics (B.C.) Corp. dated January 1, 2007 (attached hereto as Exhibit 10.4), CTBCC is to pay Discovery Parks and Trust the basic rental rate of CD$19.00 per square foot per annum, being CD$102,676 per annum from January 1, 2007 until July 31, 2007, and thereafter CD$19.50 per square foot per annum, being CD$105,378 per annum and CD$ 8,781.50 per month, until July 31, 2008.
     The January 1, 2007, agreement between the Company, CTBCC and Globe also provided that the Company make offers of at will employment to certain Globe employees at a remuneration equal to or greater to that paid by Globe prior to their termination effective December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
     The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Agreement by and among Chemokine Therapeutics Corp., Chemokine Therapeutics (B.C.) Corp. and Globe Laboratories Inc. dated January 1, 2007

10.2	Sub-Lease by and between Discovery Parks Trust and Globe (as assignee of Chemokine Therapeutics (B.C.) Corp.) covering certain premises located at the Gerald McGavin Building at 2386 East Mall University, University of British Columbia, Vancouver, British Columbia dated June 23, 2000

10.3	Extension and Amendment of Sub-Lease by and between Discovery Parks Trust and Globe covering certain premises located at the Gerald McGavin Building at 2386 East Mall University, University of British Columbia, Vancouver, British Columbia dated December 13, 2006

10.4	Partial Assignment of Sub-Lease from Globe Laboratories Inc. to Chemokine Therapeutics (B.C.) Corp. dated January 1, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemokine Therapeutics Corp.
Date: January 8, 2007	By:	/s/ Bashir Jaffer
Bashir Jaffer
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Agreement by and among Chemokine Therapeutics Corp., Chemokine Therapeutics (B.C.) Corp. and Globe Laboratories Inc. dated January 1, 2007

10.2	Sub-Lease by and between Discovery Parks Trust and Globe (as assignee of Chemokine Therapeutics (B.C.) Corp.) covering certain premises located at the Gerald McGavin Building at 2386 East Mall University, University of British Columbia, Vancouver, British Columbia dated June 23, 2000

10.3	Extension and Amendment of Sub-Lease by and between Discovery Parks Trust and Globe covering certain premises located at the Gerald McGavin Building at 2386 East Mall University, University of British Columbia, Vancouver, British Columbia dated December 13, 2006

10.4	Partial Assignment of Sub-Lease from Globe Laboratories Inc. to Chemokine Therapeutics (B.C.) Corp. dated January 1, 2007